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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               Budget Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

               Delaware                                   59-3227576
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(State of Incorporation or Organization)       (IRS Employer Identification No.)

      125 Basin Street, Suite 210
      Daytona Beach, Florida                               32114
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      (Address of Principal Executive Offices)            (Zip Code)

      If this form relates to the                If this form relates to the
      registration of a class of                 registration of a class of
      securities pursuant to                     securities pursuant to
      Section 12(b) of the Exchange              Section 12(g) of the Exchange
      Act and is effective pursuant              Act and is effective pursuant
      to General Instruction A.(c),              to General Instruction A.(d),
      please check the following                 please check the following
      box.   | |                                 box. |X|

Securities Act registration statement file number to which this form
relates:      N/A
         ---------------
         (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act: None

Securities to be registered pursuant to Section 12(g) of the Act:

Title of Each Class to                   Name of Each Exchange on Which
    be so Registered                     Each Class is to be Registered
----------------------                   ------------------------------

                 Class A Common Stock, par value $0.01 per share
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                                (Title of Class)
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Item 1. Description of Registrant's Securities to be Registered.

         Incorporated by reference to the section entitled "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-21691), filed by the Company's predecessor, Team Rental Group, Inc., including any amendment or report filed for the purpose of updating such description.

Item 2. Exhibits.

         1. Restated Certificate of Incorporation of Budget Group, Inc. (incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-4 as filed with the Commission on May 11, 1999).

         2. Amended and Restated Bylaws of Budget Group, Inc. (incorporated herein by reference to Exhibit 3.2 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000).

         3. Specimen of Stock Certificate for Budget Group, Inc. Class A Common Stock, $0.01 par value per share (incorporated herein by reference to the Registration Statement on Form S-1, File No. 333-34799, dated September 26, 1997).


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                  BUDGET GROUP, INC.

                                  By: /s/ Robert L. Aprati
                                      -----------------------------------------
                                      Robert L. Aprati
                                      Executive Vice President, General Counsel
                                      and Secretary

Dated:  March 27, 2002


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                                    Exhibits

Exhibits.

         1. Restated Certificate of Incorporation of Budget Group, Inc. (incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-4 as filed with the Commission on May 11, 1999).

         2. Amended and Restated Bylaws of Budget Group, Inc. (incorporated herein by reference to Exhibit 3.2 to the Registrant's Annual Report on Form 10-K for the year ended December 31, 2000).

         3. Specimen of Stock Certificate for Budget Group, Inc. Class A Common Stock, $0.01 par value per share (incorporated herein by reference to the Registration Statement on Form S-1, File No. 333-34799, dated September 26, 1997).



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